NEWPOINT EQUITY FUND
NEWPOINT GOVERNMENT MONEY MARKET FUND
(A Portfolio of Newpoint Funds
Supplement to the Statements of Additional Information dated January 31, 1997

The following information is a supplement to your Statement of Additional Information dated January 31, 1997. We're providing it to advise you of a change in the name of the investment adviser for the Newpoint Funds. Please note that this change relates only to the name of the investment adviser. There are no changes in the portfolio management of the Newpoint Funds.


    Effective September 1, 1997, the name of the investment adviser to Newpoint Funds, "First National Bank of Ohio, N.A." will change to "FirstMerit Bank, N.A." Accordingly, as of that date, all current references to "First National Bank of Ohio, N.A." in the Statements of Additional Information will be deemed to refer instead to "FirstMerit Bank, N.A."

                                                               September 1, 1997





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        Cusip 651722209
        Cusip 735686107
        G00942-03 (9/97)